REVENUE	3 Months Ended
Mar. 31, 2019
Revenue from Contract with Customer [Abstract]
REVENUE
REVENUE
The following table summarizes revenues for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended
	2019	2018
	(in millions)
Agriculture	$2,490	$2,579
Construction	640	682
Commercial and Specialty Vehicles	2,414	2,495
Powertrain	1,036	1,186
Eliminations and Other	(574)	(642)
Total Industrial Activities	$6,006	$6,300
Financial Services	474	502
Eliminations and Other	(23)	(29)
Total Revenues	$6,457	$6,773

The following table disaggregates revenues by major source for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
	(in millions)
Revenues from:
Sales of goods	$5,757	$6,065
Rendering of services	145	109
Rents on assets sold with a buy-back commitment	104	126
Revenues from sales of goods and services	6,006	6,300
Finance and interest income	288	294
Rents and other income on operating lease	163	179
Finance, interest and other income	451	473
Total Revenues	$6,457	$6,773
Contract liabilities recorded in Other liabilities were $1,290 million and $1,368 million at March 31, 2019 and December 31, 2018, respectively. Contract liabilities primarily relate to extended warranties/maintenance and repair contracts and transactions for the sale of vehicles with a buy-back commitment. During the three months ended March 31, 2019 and 2018, revenues included $163 million and $154 million, respectively, relating to contract liabilities outstanding at the beginning of each period. As of March 31, 2019, the aggregate amount of the transaction price allocated to remaining performance obligations was approximately $1.9 billion. The Company expects to recognize revenue on approximately 40% and 84% of the remaining performance obligations over the next 12 and 36 months, respectively, with the remaining recognized thereafter.